Exhibit 99.2

PLEASE READ THE INSTRUCTIONS SET FORTH BELOW

Ladies and Gentlemen:

These instructions are for the accompanying Election Form and Letter of Transmittal (the “Election Form”) for the shares of common stock, par value $0.10 per share (each, a “CWEI Common Share”), of Clayton Williams Energy, Inc. (“CWEI”). All elections are subject to the terms of the merger agreement that was furnished to CWEI stockholders as part of the Proxy Statement/Prospectus dated March     , 2017.

As described in the Proxy Statement/Prospectus, we cannot guarantee that you will receive the form of merger consideration that you elect. It is very important that you complete, sign and return the Election Form to Wells Fargo Bank, National Association (the “Exchange Agent”), before 5:00 P.M., Central time, on April 24, 2017 (the “Election Deadline”). Please use the enclosed envelope, addressed to the Exchange Agent, to return the Election Form, together with all of your certificates representing CWEI Common Shares (“Stock Certificates”) (or transfer of your CWEI Common Shares held in book-entry form (“Book-Entry Shares”), if applicable). All Stock Certificates (or transfers of Book-Entry Shares, if applicable) must be submitted with the Election Form regardless of which election you make, unless you follow the procedures for guaranteed delivery set forth in the instructions to the Notice of Guaranteed Delivery included with the Election Form. Assuming that the merger is completed, you will not need to complete or execute a separate Letter of Transmittal with respect to any CWEI Common Shares that you surrender with a properly completed and signed Election Form.

Your election may be changed or revoked at any time prior to the Election Deadline. In order to change your election, you must validly revoke your election by submitting a written request to the Exchange Agent (see instruction 10) and complete a new Election Form, which must be received by the Exchange Agent prior to the Election Deadline. Additional copies of the Election Form may be obtained by contacting Morrow Sodali LLC, CWEI’s information agent (the “Information Agent”). In order to revoke your election, you must make a written request for revocation, which must be received by the Exchange Agent prior to the Election Deadline, upon receipt of which your CWEI Common Shares will be returned to you.

The Exchange Agent will have reasonable discretion to determine if any election is not properly made with respect to any CWEI Common Shares. Surrenders of CWEI Common Shares, and the related elections, will not be effective until all defects or irregularities that have not been waived by Noble Energy, Inc. (“Noble”) have been corrected. Please return your Election Form promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

INSTRUCTIONS

FORMING PART OF THE ELECTION FORM

1. Guarantee of Signatures. No signature guarantee is required on the Election Form if the Election Form is signed by the registered holder(s) of the CWEI Common Shares surrendered therewith, unless such registered holder(s) has completed the “Special Payment Instructions” on the Election Form. See Instruction 5.

2. Requirements of Surrender. The Election Form is to be completed by holders of Stock Certificates or Book-Entry Shares that are to be surrendered therewith. The Election Form, properly completed and duly executed, with any required signature guarantees, and any other documents required by the Election Form, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Election Deadline, together with the related Stock Certificates and/or Book-Entry Shares, as applicable. If Stock Certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Election Form must accompany each such delivery.

CWEI stockholders whose Stock Certificates are not immediately available or who cannot complete book-entry transfer procedures with respect to Book-Entry Shares on a timely basis, or CWEI stockholders who cannot deliver all other required documents to the Exchange Agent prior to the Election Deadline, may surrender their CWEI Common Shares by properly completing and duly executing the Notice of Guaranteed Delivery included with the Election Form pursuant to the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery. Pursuant to such procedure: (i) such guarantee of delivery must be made by or through an eligible guarantor institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Election Deadline; and (iii) the Election Form, properly completed and duly executed, with any required signature guarantees, and any other documents required by the Election Form, must be received by the Exchange Agent at one of its addresses set forth herein within three business days of the Election Deadline, together with the related Stock Certificates and/or Book-Entry Shares, as applicable.

The method of delivery of the Election Form, CWEI Common Shares and all other required documents is at the option and the risk of the surrendering CWEI stockholder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

ELECTION FORMS MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY 5:00 P.M., CENTRAL TIME, ON APRIL 24, 2017. GUARANTEED DELIVERIES WILL BE ACCEPTED UNTIL 5:00 P.M., CENTRAL TIME, ON APRIL 24, 2017.

No alternative, conditional or contingent surrenders will be accepted. All surrendering CWEI stockholders, by execution of the Election Form, waive any right to receive any notice of the acceptance of their CWEI Common Shares. Any surrendering CWEI stockholder making an election with respect to CWEI Common Shares hereby waives all appraisal rights in connection with the CWEI Common Shares subject to such election.

3. Partial Surrenders. If fewer than all of the CWEI Common Shares evidenced by any certificate or book entry are to be surrendered, fill in the number of CWEI Common Shares that are to be surrendered. In that case, a Direct Registration Book Entry Statement for the remainder of the CWEI Common Shares evidenced by the old certificate or book entry will be issued and sent to the registered holder(s) promptly after the Election Deadline and any such returned CWEI Common Shares will be entitled to receive, following the merger, the form of merger consideration payable to CWEI stockholders who do not make a valid election (unless a valid election is timely made with respect to such CWEI Common Shares prior to the Election Deadline). See Instruction 11. CWEI Common Shares will be returned or credited without expense to the CWEI stockholder. Unless otherwise indicated, all CWEI Common Shares represented by any certificate or book entry delivered to the Exchange Agent will be deemed to have been surrendered.

4. Signatures on Election Form, Stock Powers and Endorsements. If the Election Form is signed by the registered holder(s) of the CWEI Common Shares surrendered thereby, the signature(s) must correspond with the name(s) as written on the face of the Stock Certificates or on a security position listing for Book-Entry Shares without alteration, enlargement or any change whatsoever.

If any of the surrendered CWEI Common Shares are held of record by two or more joint owners, all such owners must sign the Election Form.

If any of the surrendered CWEI Common Shares are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations.

If the Election Form or any Stock Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Noble of the authority of such person so to act must be submitted. If the Election Form is signed by the registered holder(s) of the CWEI Common Shares listed and transmitted thereby, no endorsements of Stock Certificates or separate stock powers are required unless payment is to be made or certificates for CWEI Common Shares not surrendered are to be issued in the name of a person other than the registered holder(s). Signatures on any such Stock Certificates or stock powers must be guaranteed by an eligible institution.

If the Election Form is signed by a person other than the registered holder(s) of the CWEI Common Shares listed and transmitted thereby, the Stock Certificates must be endorsed or, in the case of Stock Certificates, accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Stock Certificates. Signature(s) on any such Stock Certificates or stock powers must be guaranteed by an eligible institution.

Tax implications apply to the registered holder at the time of transfers unless gift or inheritance rules apply. For tax-related information or questions, contact your tax advisor.

5. Special Payment. If a check and/or common shares of Noble is/are to be issued in the name of a person other than the signer of the Election Form, the appropriate boxes on the Election Form must be completed. Tax implications apply to the registered CWEI stockholder at the time of transfers unless gift or inheritance rules apply. For tax-related information or questions, contact your tax advisor.

6. Substitute Form W-9. A surrendering CWEI stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9. The purpose for this form is explained under “Important Tax Information” below. The CWEI stockholder must, under penalties of perjury, certify that such number is correct and that such stockholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding. Failure to provide the information requested on the Substitute Form W-9 may subject the surrendering CWEI stockholder to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the stockholder or other payee.

Certain CWEI stockholders (including, for example, corporations, financial institutions, tax-exempt entities and IRA plans) are not subject to backup withholding. A foreign (“nonresident alien”) CWEI stockholder should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. The Exchange Agent cannot accept a facsimile, photocopy or scanned image of a Form W-8BEN.

7. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Proxy Statement/Prospectus, the Election Form, the Notice of Guaranteed Delivery, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below. A CWEI stockholder may also contact such stockholder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning making an election and surrender of CWEI Common Shares.

8. Waiver of Conditions. Subject to the terms and conditions of the merger agreement, Noble reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Election Form, in whole or in part, in the case of any CWEI Common Shares surrendered.

9. Lost, Destroyed or Stolen Certificates. If any Stock Certificate has been lost, destroyed or stolen, the CWEI stockholder should promptly notify the Exchange Agent at 1-800-468-9716. The CWEI stockholder will then be instructed as to the steps that must be taken in order to replace the Stock Certificate. The Exchange Agent may require such stockholder to pay a replacement fee and to furnish a bond of indemnity in form satisfactory to the Exchange Agent. The Election Form and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

10. Revocation or Change of Election. Any CWEI stockholder, at any time prior to the Election Deadline may change its election with respect to any CWEI Common Shares by submitting a written request to the Exchange Agent revoking such election accompanied by a properly completed and signed revised Election Form with respect to such CWEI Common Shares received by the Exchange Agent prior to the Election Deadline. Any CWEI stockholder may, at any time prior to the Election Deadline, revoke its election with respect to any CWEI Common Shares by written withdrawal prior to the Election Deadline of the Stock Certificates, or of the guarantee of delivery of such Stock Certificates, or any documents in respect of Book-Entry Shares, previously deposited with the Exchange Agent with respect to such CWEI Common Shares. After an election is validly made with respect to any CWEI Common Shares, any subsequent transfer of such CWEI Common Shares will automatically revoke such election. All elections will be automatically deemed revoked upon receipt by the Exchange Agent of written notification from CWEI that the merger agreement has been terminated in accordance with its terms.

11. Election Procedure. Each CWEI stockholder should specify (i) the number of CWEI Common Shares with respect to which such stockholder desires to make a share election (as defined in the Proxy Statement/Prospectus), (ii) the number of CWEI Common Shares with respect to which such stockholder desires to make a mixed election (as defined in the Proxy Statement/Prospectus), and (iii) the number of CWEI Common Shares with respect to which such stockholder desires to make a cash election (as defined in the Proxy Statement/Prospectus). Any CWEI stockholder who makes an election hereby waives all appraisal rights in connection with the CWEI Common Shares subject to such election.

12. Failure to Make an Election. If you fail to submit a properly completed Election Form with respect to any CWEI Common Shares, together with your Stock Certificates and/or Book-Entry Shares, as applicable (or a properly completed Notice of Guaranteed Delivery in lieu thereof), prior to the Election Deadline, you will be deemed not to have made an election with respect to such CWEI Common Shares. As a non-electing CWEI stockholder, you will be entitled to receive such common shares of Noble and/or cash consideration as is determined in accordance with the proration provisions of the merger agreement

IMPORTANT TAX INFORMATION

Under the federal income tax law, unless an exemption applies, a CWEI stockholder who surrenders CWEI Common Shares is required to provide the Exchange Agent with such stockholder’s correct TIN on the Substitute Form W-9 (enclosed). If such CWEI stockholder is an individual, the TIN is such stockholder’s Social Security Number. If the Exchange Agent is not provided with the correct TIN, the CWEI stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder may be subject to backup withholding based on 28% of the reportable amount.

Certain CWEI stockholders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN. Intermediary entities will provide a Form W-8IMY for the entity and a Form W-8BEN or Form W-9 for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the Exchange Agent. Exempt U.S. holders, other than foreign individuals (i.e., corporations, etc.) should furnish their TIN, check the “Exempt payee” line and sign, date and return the Substitute Form W-9 to the Exchange Agent.

If backup withholding applies, the Exchange Agent is required to withhold a percentage of any reportable payments made to the CWEI stockholder at the withholding rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS when completing a tax return for that applicable year, based on the withholding amount reported on the Form 1099.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a CWEI stockholder with respect to CWEI Common Shares exchanged pursuant to the merger, the CWEI stockholder is required to notify the Exchange Agent of such stockholder’s correct TIN (or the TIN of another payee) by completing the Substitute Form W-9 (enclosed) certifying that the TIN provided is correct.

What Number to Give the Exchange Agent

Each CWEI stockholder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the CWEI Common Shares. If the CWEI Common Shares are in more than one name, or are not in the name of the actual CWEI stockholder, consult the enclosed for additional guidelines on which number to report. A non-individual U.S. entity (such as an estate or partnership) will provide an Employer Identification Number.

Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for copies of Proxy Statement/Prospectus, the Election Form, the Notice of Guaranteed Delivery, IRS Form W-8, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and election materials may also be directed to the Information Agent. A CWEI stockholder may also contact such stockholder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning making an election and surrender of CWEI Common Shares.

The Information Agent for the Merger is:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Stockholders please call toll-free: (877) 787-9239

Banks and brokers please call collect: (203) 658-9400

Email: CWEI.info@morrowsodali.com

Wells Fargo Shareowner Services

P.O. Box 64858

St. Paul, Minnesota 55164-0858

☐ Check here to indicate a permanent address change Please provide any address correction here:

ELECTION FORM AND LETTER OF TRANSMITTAL

to

Elect the Form of Merger Consideration to be Received

and

Surrender Shares of Common Stock

of

Clayton Williams Energy, Inc. – CUSIP # 969490101 (“CWEI Common Shares”)

Pursuant to the proposed merger (the “Merger”) between Clayton Williams Energy, Inc. (“CWEI”) and a subsidiary of Noble Energy, Inc. (“Noble”)

THE ELECTION PERIOD WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON APRIL 24, 2017 (THE “ELECTION DEADLINE”), UNLESS THE ELECTION DEADLINE IS EXTENDED.

Delivery of this Election Form and Letter of Transmittal (this “Election Form”) to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Election Form in the appropriate space provided below, with any required signature guarantees, and complete the Substitute Form W-9 enclosed.

BOTH The Proxy Statement of CWEI/Prospectus of Noble, DATED MARCH     , 2017, WHICH WAS SEPARATELY MAILED TO cwei stOCKHOLDERS ON OUR ABOUT MARCH 27, 2017, and the instructions accompanying this Election Form should be read carefully before this Election Form is completed.

This Election Form is to be used by CWEI stockholders if certificates representing CWEI Common Shares (“Stock Certificates”) are to be forwarded herewith or if CWEI Common Shares are held in book-entry form (“Book-Entry Shares”).

In order for this Election Form to be valid, all sections of this form must be properly completed in accordance with the Instructions accompanying this Election Form, and the CWEI Common Shares subject to this Election Form, together with all other required documents, must be delivered to the Exchange Agent at the address set forth on the bottom of page 4 prior to the Election Deadline. CWEI stockholders whose Stock Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or CWEI stockholders who cannot deliver all other required documents to the Exchange Agent prior to the Election Deadline, must tender their CWEI Common Shares according to the guaranteed delivery procedure set forth in Instruction 2 of the Instructions accompanying this Election Form.

OFFICE USE ONLY App______ Date_____ A/C [ ] W-9 [ ] W-8 [ ] A/P [ ] S/D M [ ] I [ ] A [ ]

Your CWEI Stock Certificates (The table is blank if there are no certificated CWEI Common Shares. If you hold more than 15 Stock Certificates, the additional Stock Certificates will not be printed on this form)

Certificate Numbers Shares	Certificate Numbers Shares	Certificate Numbers Shares

Total Certificated	Total Book- Entry Shares	Total Shares

If you have LOST, STOLEN OR DESTROYED CERTIFICATE(S) see Instruction 9 of the Instructions accompanying this Election Form.

ELECTION CHECK ONLY ONE BOX BELOW TO MAKE A MERGER CONSIDERATION ELECTION (See Instructions 2 and 11 of the Instructions accompanying this Election Form)

☐	Cash election for ALL of your CWEI Common Shares.

☐	Mixed election for ALL of your CWEI Common Shares.

☐	Share election for ALL of your CWEI Common Shares.

☐	Check here to split your election:	Number of Shares

CWEI Common Shares for the cash election
AND
CWEI Common Shares for the mixed election
AND
CWEI Common Shares for the share election

TOTAL SHARES SURRENDERED			(complete total only if fourth box is checked)

SIGNATURE(S) REQUIRED.

Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) of CWEI Common Shares exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing for Book-Entry Shares or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4 of the Instructions accompanying this Election Form.

Signature(s) of all stockholder(s), and capacity if applicable

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4 and 5 of the Instructions accompanying this Election Form)

To be completed ONLY if the shares of Noble common stock and/or check is/are to be issued in the name of someone other than the undersigned.

Issue To (Please Print):

Name:

Address

(Recipient must complete the Substitute Form W-9 on page 4.)

GUARANTEE OF SIGNATURE(S) (If required—See Instructions 1 and 4 of the Instructions accompanying this Election Form) APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the shares of Noble common stock and/or check is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown on page 1.

Mail To (Please Print):

Name:

Address

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. NRA INDIVIDUALS MAY COMPLETE THE ENCLOSED FORM W-8BEN, OR OBTAIN ONE AT www.irs.gov OR CALL 877-262-8260 FOR COPY OF FORM W-8BEN. FOREIGN ENTITIES NEED TO COMPLETE THE APPLICABLE TYPE OF FORM W-8 (REVISED AS OF 2014) AND RETURN THAT CERTIFICATION OF FOREIGN TAX STATUS. FAILURE TO DO SO COULD SUBJECT YOU TO U.S. FEDERAL BACKUP WITHHOLDING OF EITHER 28% OR 30% OF THE REPORTABLE/WITHHOLDABLE AMOUNT.

The Exchange Agent for the Merger is:

Wells Fargo Bank, N.A.

By Mail: By 5:00 p.m. Central time on April 24, 2017 Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858

By Hand or Overnight Courier:

By 5:00 p.m. Central time on April 24, 2017

Wells Fargo Bank, N.A.

Shareowner Services

Voluntary Corporate Actions

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

The Information Agent for the Merger is:

Morrow Sodali LLC

470 West Avenue

 Stamford, Connecticut 06902

Stockholders please call toll-free: (877) 787-9239

Banks and brokers please call collect: (203) 658-9400

 Email: CWEI.info@morrowsodali.com

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Identity identification numbers have nine digits separated by only one hyphen, i.e. 000000000. The table below will help determine the number to give the payer.

For this type of account:	Give the Name and SOCIAL SECURITY number of--	For this type of account:	Give the IDENTITY DENTIFICATION number of--

1. An Individual’s account	The individual	8. Sole proprietorship	The owner

2. Two or more individuals (joint account)	Either of the individuals (please identify which)	9. A valid trust, estate, or pension trust	The legal entity’s TIN (not an individual SSN)

3. Husband and wife (joint account)	Either of the individuals (please identify which)	10. Corporate or LLC account	The corporation or LLC EIN

4. Custodian account of a minor	The minor (circle the minor’s name)	11. Religious, charitable, or educational account	The EIN of the organization/identity

5. Adult and minor (joint account)	Either of the individuals (please identify which)	12. Partnership in the name of the business	EIN of partnership or SSN of partner

6. Account in the name of guardian	Either of the individuals (please identify which)	13. Broker or registered nominee	The broker or nominee EIN

7. Trust account that is not valid	The grantor-trustee or actual owner	14. Government agency or tax-exempt entity	The public/private entity’s EIN

Obtaining a Number:

If you don’t have a taxpayer identification number or you don’t know your number, please contact the Social Security Administration or Internal Revenue Service @ 800-829-1040 or IRS website www.irs.gov.

Penalties:

Failure to Furnish TIN: If you fail to furnish your correct TIN to a requestor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding —If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs —If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE @ www.irs.gov or 800-829-1040

NOTICE OF GUARANTEED DELIVERY

to

Surrender Shares of Common Stock

of

Clayton Williams Energy, Inc. (“CWEI”) – CUSIP # 969490101 (“CWEI Common Shares”)

(Not to be used for signature guarantees)

THE ELECTION PERIOD WILL EXPIRE AT 5:00 P.M., CENTRAL TIME, ON APRIL 24, 2017 (THE “ELECTION DEADLINE”), UNLESS THE ELECTION DEADLINE IS EXTENDED.

This Notice of Guaranteed Delivery must be used to elect the form of merger consideration to be received by CWEI stockholders if certificates representing CWEI Common Shares (“Stock Certificates”) are not immediately available, if the procedure for book-entry transfer of CWEI Common Shares held in book-entry form (“Book-Entry Shares”) cannot be completed on a timely basis or if time will not permit all required documents to reach the Exchange Agent on or prior to the Election Deadline, which is 5:00 p.m., Central time, on April 24, 2017, unless the Election Deadline is extended. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent. (See Instruction 2 of the Instructions accompanying the Election Form and this Notice of Guaranteed Delivery.)

The Exchange Agent for the Merger is:

Wells Fargo Bank, N.A

By Mail: By 5:00 p.m. Central time on April 24, 2017 Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, MN 55164-0858	By Facsimile Transmission: By 5:00 p.m. Central time on April 24, 2017 Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions (800) 468-9716 (phone) (866) 734-9952 (fax)

By Hand or Overnight Courier:

By 5:00 p.m. Central time on
April 24, 2017

Wells Fargo Bank, N.A.

Shareowner Services

Voluntary Corporate Actions

1110 Centre Pointe Curve Suite 101

Mendota Heights, MN 55120

Delivery of this Notice of Guaranteed Delivery to an address other than one set forth above or transmission of instructions via facsimile number other than the facsimile number set forth above will not constitute a valid delivery to the Exchange Agent.

This Notice of Guaranteed Delivery to the Exchange Agent is not to be used to guarantee signatures. If a signature on an Election Form is required to be guaranteed by an “eligible institution” under the instructions thereto, such signature guarantees must appear in the applicable space provided in the signature box on the Election Form.

The eligible guarantor institution that completes this Notice of Guaranteed Delivery must communicate the guarantee to the Exchange Agent, and the Election Form, properly completed and duly executed, with any required signature guarantees, and any other documents required by the Election Form, must be received by the Exchange Agent at one of its addresses set forth herein within three business days of the Election Deadline, together with the related Stock Certificates and/or Book-Entry Shares, as applicable.

THE GUARANTEE ON THE REVERSE SIDE OF THIS PAGE MUST BE COMPLETED.

Ladies and Gentlemen:

The undersigned hereby surrenders to Noble Energy, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated March     , 2017 (the “Proxy/Prospectus”), and the related Election Form, receipt of which are hereby acknowledged, the number of CWEI Common Shares set forth below, pursuant to the guaranteed delivery procedures set forth in the Proxy/Prospectus and in Instruction 2 of the Instructions accompanying the Election Form and this Notice of Guaranteed Delivery.

NUMBER OF CWEI COMMON SHARES GUARANTEED FOR SURRENDER CHECK ONLY ONE BOX BELOW
NOTE: DO NOT SEND STOCK CERTIFICATES WITH THIS NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR ELECTION FORM.

☐	ALL CWEI Common Shares Surrendered.

☐	PARTIAL SURRENDER (enter share amounts below):

If you wish to surrender fewer than all certificated CWEI Common Shares presented, please indicate the number of CWEI Common Shares you wish to surrender. Otherwise, ALL CWEI Common Shares represented by Stock Certificates delivered to the Exchange Agent will be deemed to have been surrendered. See Instruction 3 of the Instructions accompanying the Election Form and this Notice of Guaranteed Delivery.

For Book-Entry Shares, indicate the number of CWEI Common Shares you are surrendering. Any subsequent transfer of such CWEI Common Shares will automatically revoke this Notice of Guaranteed Delivery. See Instruction 3 of the Instructions accompanying the Election Form and this Notice of Guaranteed Delivery.

Number of Shares
Certificated Shares
AND
Book-Entry Shares

TOTAL SHARES SURRENDERED			(complete total only if second box is checked)

 SIGNATURE(S) REQUIRED.

Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) of CWEI Common Shares exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing for Book-Entry Shares or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4 of the Instructions accompanying the Election Form and this Notice of Guaranteed Delivery.

Signature(s) of all stockholder(s), and capacity if applicable

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) “own(s)” the CWEI Common Shares surrendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), (b) represents that such surrender of CWEI Common Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Exchange Agent either the Stock Certificates evidencing all surrendered CWEI Common Shares, in proper form for transfer, or to deliver such CWEI Common Shares pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company, in either case together with the Election Form, properly completed and duly executed, with any required signature guarantees, and any other documents required by the Election Form, all within three New York Stock Exchange trading days after the date hereof.

□	Check if securities will be surrendered by book-entry transfer.

Name of Surrendering Institution:

Account Number:

Authorized Signature:

Title:

Name:

Dated:

Name of Firm:

Address:

Area Code and Telephone Number:

THIS PAGE INTENTIONALLY LEFT BLANK